Exhibit 22

List of Subsidiary Guarantors

All of the senior secured notes and senior unsecured notes issued by HCA Inc. are fully and unconditionally guaranteed by HCA Healthcare, Inc. In addition to the guarantee provided by HCA Healthcare, Inc., all of HCA Inc.’s senior secured notes are fully and unconditionally guaranteed by the subsidiary guarantors listed below.

American Medicorp Development Co.
Bay Hospital, Inc.
Brigham City Community Hospital, Inc.
Brookwood Medical Center of Gulfport, Inc.
Capital Division, Inc.
CarePartners HHA Holdings, LLLP
CarePartners HHA, LLLP
CarePartners Rehabilitation Hospital, LLLP
Centerpoint Medical Center of Independence, LLC
Central Florida Regional Hospital, Inc.
Central Shared Services, LLC
Central Tennessee Hospital Corporation
CHCA Bayshore, L.P.
CHCA Conroe, L.P.
CHCA Mainland, L.P.
CHCA Pearland, L.P.
CHCA West Houston, L.P.
CHCA Woman’s Hospital, L.P.
Chippenham & Johnston-Willis Hospitals, Inc.
Citrus Memorial Hospital, Inc.
Citrus Memorial Property Management, Inc.
Clinical Education Shared Services, LLC
Colorado Health Systems, Inc.
Columbia ASC Management, L.P.
Columbia Florida Group, Inc.
Columbia Healthcare System of Louisiana, Inc.
Columbia Jacksonville Healthcare System, Inc.
Columbia LaGrange Hospital, LLC
Columbia Medical Center of Arlington Subsidiary, L.P.
Columbia Medical Center of Denton Subsidiary, L.P.
Columbia Medical Center of Las Colinas, Inc.
Columbia Medical Center of Lewisville Subsidiary, L.P.
Columbia Medical Center of McKinney Subsidiary, L.P.
Columbia Medical Center of Plano Subsidiary, L.P.
Columbia North Hills Hospital Subsidiary, L.P.
Columbia Ogden Medical Center, Inc.
Columbia Parkersburg Healthcare System, LLC
Columbia Physician Services - Florida Group, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
Columbia Rio Grande Healthcare, L.P.
Columbia Riverside, Inc.
Columbia Valley Healthcare System, L.P.
Columbia/Alleghany Regional Hospital, Incorporated
Columbia/HCA John Randolph, Inc.
Columbine Psychiatric Center, Inc.
Columbus Cardiology, Inc.
Conroe Hospital Corporation
Cy-Fair Medical Center Hospital, LLC
Dallas/Ft. Worth Physician, LLC
Dublin Community Hospital, LLC
East Florida - DMC, Inc.
Eastern Idaho Health Services, Inc.
Edward White Hospital, Inc.
El Paso Surgicenter, Inc.
Encino Hospital Corporation, Inc.
EP Health, LLC
Fairview Park GP, LLC
Fairview Park, Limited Partnership
FMH Health Services, LLC
Frankfort Hospital, Inc.
Galen Property, LLC
GenoSpace, LLC
Good Samaritan Hospital, L.P.
Goppert-Trinity Family Care, LLC
GPCH-GP, Inc.
Grand Strand Regional Medical Center, LLC
Green Oaks Hospital Subsidiary, L.P.
Greenview Hospital, Inc.
H2U Wellness Centers, LLC
HCA - IT&S Field Operations, Inc.
HCA - IT&S Inventory Management, Inc.
HCA American Finance LLC
HCA Central Group, Inc.
HCA Eastern Group, Inc.
HCA Health Services of Florida, Inc.
HCA Health Services of Louisiana, Inc.
HCA Health Services of Tennessee, Inc.
HCA Health Services of Virginia, Inc.
HCA Management Services, L.P.
HCA Pearland GP, Inc.
HCA Realty, Inc.
HCA-HealthONE LLC

HD&S Corp. Successor, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
HealthTrust Workforce Solutions, LLC
Hendersonville Hospital Corporation
hInsight-Mobile Heartbeat Holdings, LLC
Hospital Corporation of Tennessee
Hospital Corporation of Utah
Hospital Development Properties, Inc.
Houston - PPH, LLC
Houston NW Manager, LLC
HPG Enterprises, LLC
HSS Holdco, LLC
HSS Systems, LLC
HSS Virginia, L.P.
HTI Memorial Hospital Corporation
HTI MOB, LLC
Integrated Regional Lab, LLC
Integrated Regional Laboratories, LLP
JFK Medical Center Limited Partnership
JPM AA Housing, LLC
KPH-Consolidation, Inc.
Lakeview Medical Center, LLC
Largo Medical Center, Inc.
Las Encinas Hospital
Las Vegas Surgicare, Inc.
Lawnwood Medical Center, Inc.
Lewis-Gale Hospital, Incorporated
Lewis-Gale Medical Center, LLC
Lewis-Gale Physicians, LLC
Lone Peak Hospital, Inc.
Los Robles Regional Medical Center
Management Services Holdings, Inc.
Marietta Surgical Center, Inc.
Marion Community Hospital, Inc.
MCA Investment Company
Medical Centers of Oklahoma, LLC
Medical Office Buildings of Kansas, LLC
MediCredit, Inc.
Memorial Healthcare Group, Inc.
MH Angel Medical Center, LLLP
MH Blue Ridge Medical Center, LLLP
MH Highlands-Cashiers Medical Center, LLLP
MH Hospital Holdings, Inc.

MH Hospital Manager, LLC
MH Master Holdings, LLLP
MH Master, LLC
MH Mission Hospital McDowell, LLLP
MH Mission Hospital, LLLP
MH Mission Imaging, LLLP
MH Transylvania Regional Hospital, LLLP
Midwest Division - ACH, LLC
Midwest Division - LSH, LLC
Midwest Division - MCI, LLC
Midwest Division - MMC, LLC
Midwest Division - OPRMC, LLC
Midwest Division - RBH, LLC
Midwest Division - RMC, LLC
Midwest Holdings, Inc.
Mobile Heartbeat, LLC
Montgomery Regional Hospital, Inc.
Mountain Division - CVH, LLC
Mountain View Hospital, Inc.
Nashville Shared Services General Partnership
National Patient Account Services, Inc.
New Iberia Healthcare, LLC
New Port Richey Hospital, Inc.
New Rose Holding Company, Inc.
North Florida Immediate Care Center, Inc.
North Florida Regional Medical Center, Inc.
North Houston - TRMC, LLC
North Texas - MCA, LLC
Northern Utah Healthcare Corporation
Northern Virginia Community Hospital, LLC
Northlake Medical Center, LLC
Notami Hospitals of Louisiana, Inc.
Notami Hospitals, LLC
Okaloosa Hospital, Inc.
Okeechobee Hospital, Inc.
Oklahoma Holding Company, LLC
Outpatient Cardiovascular Center of Central Florida, LLC
Outpatient Services Holdings, Inc.
Oviedo Medical Center, LLC
Palms West Hospital Limited Partnership
Parallon Business Solutions, LLC
Parallon Enterprises, LLC
Parallon Health Information Solutions, LLC
Parallon Holdings, LLC

Parallon Payroll Solutions, LLC
Parallon Physician Services, LLC
Parallon Revenue Cycle Services, Inc.
Pasadena Bayshore Hospital, Inc.
PatientKeeper, Inc.
Pearland Partner, LLC
Plantation General Hospital, L.P.
Poinciana Medical Center, Inc.
Primary Health, Inc.
PTS Solutions, LLC
Pulaski Community Hospital, Inc.
Putnam Community Medical Center of North Florida, LLC
Redmond Park Hospital, LLC
Redmond Physician Practice Company
Reston Hospital Center, LLC
Retreat Hospital, LLC
Rio Grande Regional Hospital, Inc.
Riverside Healthcare System, L.P.
Riverside Hospital, Inc.
Samaritan, LLC
San Jose Healthcare System, LP
San Jose Hospital, L.P.
San Jose Medical Center, LLC
San Jose, LLC
Sarah Cannon Research Institute, LLC
Sarasota Doctors Hospital, Inc.
Savannah Health Services, LLC
SCRI Holdings, LLC
Sebring Health Services, LLC
SJMC, LLC
Southeast Georgia Health Services, LLC
Southern Hills Medical Center, LLC
Southpoint, LLC
Spalding Rehabilitation L.L.C.
Spotsylvania Medical Center, Inc.
Spring Branch Medical Center, Inc.
Spring Hill Hospital, Inc.
SSHR Holdco, LLC
Sun City Hospital, Inc.
Sunrise Mountainview Hospital, Inc.
Surgicare of Brandon, Inc.
Surgicare of Florida, Inc.
Surgicare of Houston Women’s, Inc.
Surgicare of Manatee, Inc.

Surgicare of Newport Richey, Inc.
Surgicare of Palms West, LLC
Surgicare of Riverside, LLC
Tallahassee Medical Center, Inc.
TCMC Madison-Portland, Inc.
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute MOB, L.P.
Terre Haute Regional Hospital, L.P.
The Regional Health System of Acadiana, LLC
Timpanogos Regional Medical Services, Inc.
Trident Medical Center, LLC
U.S. Collections, Inc.
Utah Medco, LLC
VH Holdco, Inc.
VH Holdings, Inc.
Virginia Psychiatric Company, Inc.
Vision Consulting Group LLC
Vision Holdings, LLC
Walterboro Community Hospital, Inc.
WCP Properties, LLC
Weatherford Health Services, LLC
Wesley Medical Center, LLC
West Florida - MHT, LLC
West Florida - PPH, LLC
West Florida Regional Medical Center, Inc.
West Valley Medical Center, Inc.
Western Plains Capital, Inc.
WHMC, Inc.
Woman’s Hospital of Texas, Incorporated

List of Pledged Securities

The subsidiary guarantees discussed above are secured by first-priority liens on substantially all of the capital stock of substantially all wholly owned first-tier subsidiaries of HCA Inc. or of subsidiary guarantors (but limited to 65% of the stock of any such wholly owned first-tier subsidiary that is a foreign subsidiary), subject to certain limited exceptions. Below is a list of all of the entities in which the identified credit party owns stock, partnership interest, limited liability company membership interest or other equity interest that is pledged as collateral for the senior secured notes.

Credit Party	Legal Entity Owned
American Medicorp Development Co.	CVMC Property, LLC
HCA-HealthONE LLC
Rapides Healthcare System, L.L.C.
Surgicare of Evans, Inc.

Bay Hospital, Inc.	Gulf Coast Inpatient Specialists, LLC

Brigham City Community Hospital, Inc.	Brigham City Community Hospital Physician Services, LLC
MountainStar Brigham General Surgery, LLC

Brookwood Medical Center of Gulfport, Inc.	Coastal Imaging Center of Gulfport, Inc.
EPIC Properties, Inc.
Garden Park Investments, L.P.
Garden Park Physician Group - Specialty Care, LLC
Garden Park Physician Group, Inc.
GPCH-GP, Inc.
Gulf Coast Medical Ventures, Inc.

Capital Division, Inc.	Capital Professional Billing, LLC
HCA LewisGale Regional Cancer Centers Clinical Co-Management Company, LLC
HCA Richmond Cardiac Clinical Co-Management Company, LLC
Virginia Care Partners ACO LLC
Virginia Quality Care Partners, LLC

CarePartners HHA Holdings, LLLP	CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP	MH Anesthesiology Physicians, LLC
MH Physician Services, LLC
Mission Health Community Multispecialty Providers, LLC

Centerpoint Medical Center of Independence, LLC	The Regional Health System of Acadiana, LLC

Central Florida Regional Hospital, Inc.	Central Florida Cardiology Interpretations, LLC
JPM AA Housing, LLC

Central Shared Services, LLC	Clinical Education Shared Services, LLC

CHCA Bayshore, L.P.	HCA-Solis Holdings, Inc.
Solis Mammography at Bayshore Medical Center, LLC

CHCA Conroe, L.P.	CRMC-M, LLC
HCA-Solis Holdings, Inc.
Solis Mammography at Conroe Regional Medical Center, LLC

CHCA Pearland, L.P.	HCA-Solis Holdings, Inc.
Solis Mammography at Pearland Medical Center, LLC

CHCA West Houston, L.P.	HCA-Solis Holdings, Inc.
Solis Mammography at West Houston Medical Center, LLC

CHCA Woman’s Hospital, L.P.	Fannin MOB Property Management, LLC
HCA-Solis Holdings, Inc.
Solis Mammography at Woman’s Hospital of Texas, LLC

Chippenham & Johnston-Willis Hospitals, Inc.	CJW Wound Healing Center, LLC
Crewe Outpatient Imaging, LLC
Imaging Services of Richmond, LLC

Colorado Health Systems, Inc.	HealthONE of Denver, Inc.
New Rose Holding Company, Inc.

Columbia Florida Group, Inc.	Columbia Central Florida Division, Inc.
Columbia Physician Services - Florida Group, Inc.
Columbia Tampa Bay Division, Inc.
East Florida Division, Inc.
Fort Myers Market, Inc.
North Florida Division I, Inc.
West Florida Division, Inc.

Columbia Healthcare System of Louisiana, Inc.	Centerpoint Clinic of Blue Springs, LLC
Centerpoint Medical Center of Independence, LLC
Centerpoint Physicians Group, LLC
Centerpoint Women’s Services, LLC
Children’s Multi-Specialty Group, LLC
Columbia/HCA of Baton Rouge, Inc.
Lafayette OB Hospitalists, LLC
Lakeview Cardiology Specialists, LLC
Lakeview Regional Physician Group, LLC
Research Family Physicians, LLC
Southwest Medical Center Family Practice, LLC
Southwest Medical Center Multi-Specialty Group, LLC
Southwest Medical Center Surgical Group, LLC
Tchefuncte Cardiology Associates - Lakeview, LLC
Women’s & Children’s Pediatric Hematology/Oncology Center, LLC
Women’s Multi-Specialty Group, LLC

Columbia Jacksonville Healthcare System, Inc.	Memorial Family Practice Associates, LLC
Memorial Health Primary Care at St. Johns Bluff, LLC
Memorial Healthcare Group, Inc.
Memorial Neurosurgery Group, LLC

Columbia LaGrange Hospital, LLC	Kendall Regional Medical Center, LLC

Columbia Medical Center of Arlington Subsidiary, L.P.	HCA-Solis Holdings, Inc.
Solis Mammography at Medical Center Arlington, LLC

Columbia Medical Center of Denton Subsidiary, L.P.	HCA-Solis Holdings, Inc.
Solis Mammography at Denton Regional Medical Center, LLC

Columbia Medical Center of Las Colinas, Inc.	HCA-Solis Holdings, Inc.
Solis Mammography at Las Colinas Medical Center, LLC
Tuscan Imaging Center at Las Colinas, LLC

Columbia Medical Center of Lewisville Subsidiary, L.P.	HCA-Solis Holdings, Inc.
Solis Mammography at Medical Center of Lewisville, LLC

Columbia Medical Center of McKinney Subsidiary, L.P.	HCA-Solis Holdings, Inc.
Solis Mammography at Medical Center of McKinney, LLC

Columbia Medical Center of Plano Subsidiary, L.P.	HCA-Solis Holdings, Inc.
Plano Ambulatory Surgery Associates, L.P.
Plano Heart Management, LLC
Plano Surgicenter Real Estate Manager, LLC
Solis Mammography at Medical Center of Plano, LLC

Columbia Ogden Medical Center, Inc.	MountainStar Cardiology Ogden Regional, LLC
Ogden Regional Medical Center Professional Billing, LLC
Ogden Senior Center, LLC

Columbia Parkersburg Healthcare System, LLC	Parkersburg SJ Holdings, Inc.

Columbia Physician Services - Florida Group, Inc.	Central Florida Division Practice, Inc.
North Florida Division Practice, Inc.
Premier Medical Management, Ltd.
South Florida Division Practice, Inc.

Columbia Riverside, Inc.	Riverside Healthcare System, L.P.

Columbia/Alleghany Regional Hospital, Incorporated	Alleghany Primary Care, Inc.
Alleghany Specialists, LLC

Columbia/HCA John Randolph, Inc.	Imaging Services of Appomattox, LLC

Columbine Psychiatric Center, Inc.	HCA-HealthONE LLC

Conroe Hospital Corporation	CHCA Conroe, L.P.
Conroe Partner, LLC

Dublin Community Hospital, LLC	Fairview Park GP, LLC
Fairview Partner, LLC

Eastern Idaho Health Services, Inc.	EIRMC Hospitalist Services, LLC

El Paso Surgicenter, Inc.	El Paso Surgery Centers, L.P.

EP Health, LLC	Brookwood Medical Center of Gulfport, Inc.
Coastal Healthcare Services, Inc.
Epic Diagnostic Centers, Inc.
Epic Healthcare Management Company
EPIC Surgery Centers, Inc.
Grace 1011, LLC
Health Insight Capital, LLC
MRT&C, Inc.
Primary Health Asset Holdings, Ltd.
PSG Delegated Services, LLC
SSHR Holdco, LLC

Fairview Park GP, LLC	Fairview Park, Limited Partnership

FMH Health Services, LLC	New Hampshire Imaging Services, Inc.

Frankfort Hospital, Inc.	Frankfort Wound Care, LLC

Galen Property, LLC	Henrico Doctors Hospital - Forest Campus Property, LLC

GPCH-GP, Inc.	Garden Park Community Hospital Limited Partnership

Grand Strand Regional Medical Center, LLC	Grand Strand Senior Health Center, LLC

Greenview Hospital, Inc.	Frankfort Hospital, Inc.
Southern Kentucky Surgicenter, LLC

H2U Wellness Centers, LLC	Health to You, LLC

HCA Central Group, Inc.	Capital Division, Inc.
HCA Chattanooga Market, Inc.
MidAmerica Division, Inc.
TriStar Health System, Inc.

HCA Eastern Group, Inc.	Columbia Florida Group, Inc.
South Atlantic Division, Inc.

HCA Health Services of Florida, Inc.	Bradenton Cardiology Physician Network, LLC
Hilltop 408, LLC
North Physician Services, Inc.
Oak Hill Acquisition, Inc.
Pinnacle Physician Network, LLC
St. Lucie Medical Center Hyperbarics, LLC
Surgicare of Bayonet Point, Inc.
West Florida Physician Network, LLC
West Florida Trauma Network, LLC
West Florida Urgent Care Network, LLC

HCA Health Services of Louisiana, Inc.	Cedar Creek Medical Group, LLC
Foot & Ankle Specialty Services, LLC
Goppert-Trinity Family Care, LLC
Midwest Cardiovascular & Thoracic Surgery, LLC
Midwest Division - LSH, LLC
Midwest Division - MCI, LLC
Midwest Division - RBH, LLC
Midwest Division - RMC, LLC
Midwest Trauma Services, LLC
Midwest Women’s Healthcare Specialists, LLC
Raymore Medical Group, LLC
RMC - Pulmonary, LLC
Senior Health Associates, LLC
Women’s Center at Brookside, LLC

HCA Health Services of Tennessee, Inc.	2490 Church, LLC
Centennial CyberKnife Center, LLC
Centennial Neuroscience, LLC
Centennial Surgical Clinic, LLC
Central Tennessee Hospital Corporation
HCA-Solis Holdings, Inc.
Hospitalists at Centennial Medical Center, LLC
Judson Holdings, LLC
Neuro Affiliates Company
Old Fort Village, LLC
Solis Mammography at StoneCrest Medical Center, LLC
Southpoint, LLC
Summit General Partner, Inc.
Summit Walk-In Clinic, LLC
Surgicare of Brentwood, LLC
Surgicare of Southern Hills, Inc.
TriStar Cardiovascular Surgery, LLC
TriStar Medical Group - Centennial Primary Care, LLC

HCA Health Services of Virginia, Inc.	Columbia Arlington Healthcare System, L.L.C.
Columbia/HCA John Randolph, Inc.
Preferred Hospitals, Inc.
Reston Hospital Center, LLC
Retreat Hospital, LLC
Spotsylvania Medical Center, Inc.
West Creek Ambulatory Surgery Center, LLC

HCA Inc.	HCA American Finance LLC HCA Property GP, LLC Healthtrust, Inc. – The Hospital Company HSS Holdco, LLC

HCA Management Services, L.P.	UR Services, LLC
HCA Healthcare Marketing and Corporate Affairs, LLC

HCA Pearland GP, Inc.	CHCA Pearland, L.P.
Pearland Partner, LLC

HCA-HealthONE LLC	Altitude Mid Level Providers, LLC
Center for Advanced Diagnostics LLC
HCA-Solis Master, LLC
HealthONE at Breckenridge, LLC
HealthONE Aurora Investment, LLC
HealthONE Care Partners, LLC
HealthONE CareNow Urgent Care, LLC
HealthONE Clear Creek, LLC
HealthONE Clinic Services - Bariatric Medicine, LLC
HealthONE Clinic Services - Behavioral Health, LLC
HealthONE Clinic Services - Cardiovascular, LLC
HealthONE Clinic Services - Medical Specialties, LLC
HealthONE Clinic Services - Neurosciences, LLC
HealthONE Clinic Services - Obstetrics and Gynecology, LLC
HealthONE Clinic Services - Occupational Medicine, LLC
HealthONE Clinic Services - Oncology Hematology, LLC
HealthONE Clinic Services - Orthopedic Specialists, LLC
HealthONE Clinic Services - Otolaryngology Specialists, LLC
HealthONE Clinic Services - Pediatric Specialties, LLC
HealthONE Clinic Services - Primary Care, LLC
HealthONE Clinic Services - Surgery Neurological, LLC
HealthONE Clinic Services - Surgical Specialties, LLC
HealthONE Clinic Services - Youth Rehabilitation LLC
HealthONE Clinic Services LLC
HealthONE Heart Care LLC
HealthONE High Street Primary Care Center, LLC

HealthONE IRL Pathology Services, LLC
HealthONE Lincoln Investment, LLC
HealthONE Lowry, LLC
HealthONE Radiation Therapy at Red Rocks, LLC
HealthONE Radiation Therapy at Thornton, LLC
HealthONE Surgicare of Ridge View, LLC
HealthONE Urologic, LLC
HealthONE Westside Investment, LLC
Hospital Cooperative Laundry, Inc.
Hospital Based CRNA Services, Inc.
HSS Inc.
Lakewood Surgicare, Inc.
Medical Care America Colorado, LLC
Medical Imaging of Colorado LLC
P/SL Hyperbaric Partnership
Proaxis Therapy HealthONE LLC
Rocky Mountain Pediatric Hematology Oncology, LLC
Rose Health Partners, LLC
Rose Medical Plaza, Ltd.
Rose POB, Inc.
Sky Ridge Spine Manager, LLC
Solis Mammography at Rose Medical Center, LLC
Spalding Rehabilitation, L.L.C.
Surgicare of Denver Mid-Town, Inc.
Surgicare of Rose, LLC
Surgicare of Sky Ridge, LLC
Surgicare of Southeast Denver, Inc.
Surgicare of Swedish, LLC
Surgicare of Thornton, LLC
Swedish Medpro, Inc.
Swedish MOB Acquisition, Inc.
Swedish MOB II, Inc.
Swedish MOB III, Inc.
Swedish MOB IV, Inc.

HD&S Corp. Successor, Inc.	Plantation General Hospital, L.P.

Health Midwest Ventures Group, Inc.	Clinishare, Inc.
Eye Care Surgicare, Ltd., a Missouri Limited Partnership
HCA Midwest Comprehensive Care, Inc.
Health Midwest Medical Group, Inc.
Health Midwest Office Facilities Corporation
HM OMCOS, LLC
Johnson County Surgicenter, L.L.C.
Surgicenter of Kansas City, L.L.C.

HealthTrust Workforce Solutions, LLC	Martin Fletcher Associates Holdings, Inc.

hInsight-Mobile Heartbeat Holdings, LLC	Mobile Heartbeat, LLC

Hospital Development Properties, Inc.	Lafayette Medical Office Building, Ltd. (A partnership in Commendam)

HPG Enterprises, LLC	HCA Management Services, L.P.
Healthtrust Purchasing Group, L.P.
Valify, Inc.

HSS Holdco, LLC	HSS Virginia, L.P.
Nashville Shared Services General Partnership
Terre Haute MOB, L.P.

HSS Systems, LLC	HSS Virginia, L.P.
Nashville Shared Services General Partnership
Parallon Health Information Solutions, LLC
Parallon Payroll Solutions, LLC
Parallon Physician Services, LLC
Texas HSS, LLC

HSS Virginia, L.P.	Nashville Shared Services General Partnership

HTI Memorial Hospital Corporation	HCA-Solis Holdings, Inc.
Solis Mammography at Skyline Medical Center, LLC

HTI MOB, LLC	Healthtrust MOB Tennessee, LLC
Medical Office Buildings of Kansas, LLC

Houston NW Manager, LLC	Houston Northwest Operating Company, L.L.C.

Integrated Regional Lab, LLC	Integrated Regional Laboratories, LLP

Integrated Regional Laboratories, LLP	Integrated Regional Laboratories Pathology Services, LLC

JFK Medical Center Limited Partnership	Palm Beach Hospitalists Program, LLC
AR Holding 5, LLC

KPH-Consolidation, Inc.	HCA-Solis Holdings, Inc.
Solis Mammography at Kingwood Medical Center, LLC

Las Encinas Hospital	L E Corporation

Las Vegas Surgicare, Inc.	Las Vegas Surgicare, Ltd., a Nevada Limited Partnership

Lewis-Gale Hospital, Incorporated	Columbia/Alleghany Regional Hospital, Incorporated
Lewis-Gale Medical Center, LLC
Lewis-Gale Physicians, LLC
Roanoke Imaging, LLC
Roanoke Neurosurgery, LLC
Salem Hospitalists, LLC

Lewis-Gale Medical Center, LLC	Daleville Imaging Manager, LLC
Daleville Imaging, L.P.

Los Robles Regional Medical Center	Los Robles Regional Medical Center MOB, LLC
Los Robles Surgicenter, LLC
TODIC, L.P.

Management Services Holdings, Inc.	HPG Enterprises, LLC
HPG Solutions, LLC

Marietta Surgical Center, Inc.	Marietta Outpatient Surgery, Ltd.

MCA Investment Company	Columbia ASC Management, L.P.

Medical Centers of Oklahoma, LLC	EPIC Properties, Inc.
Medical Imaging, Inc.
SWMC, Inc.

Memorial Healthcare Group, Inc.	Family Care Partners, LLC
Jacksonville Surgery Center, Ltd.
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
MSL Acquisition, LLC

MH Hospital Holdings, Inc.	MH Asheville Specialty Hospital, LLC
MH Hospital Manager, LLC
MH Master Holdings, LLLP
Mission Employer Solutions, LLC
Mission Health Partners, Inc.

MH Hospital Manager, LLC	MH Master Holdings, LLLP

MH Master Holdings, LLLP	Assuring Affordable, Quality Healthcare in North Carolina, LLC
CarePartners HHA Holdings, LLLP
CarePartners Rehabilitation Hospital, LLLP
Imaging Realty LLC
MH Angel Medical Center, LLLP
MH Blue Ridge Medical Center, LLLP
MH Eckerd Living Center, LLLP
MH Highlands-Cashiers Medical Center, LLLP
MH Master, LLC
MH McDowell Imaging, LLLP
MH Mission Hospital McDowell, LLLP
MH Mission Hospital, LLLP
MH Mission Imaging, LLLP
MH Transylvania Imaging, LLLP
MH Transylvania Regional Hospital, LLLP
Provider-Led, Patient-Centered Care, LLC
Western North Carolina Healthcare Innovators, LLC

MH Master, LLC	CarePartners HHA Holdings, LLLP
CarePartners HHA, LLLP
CarePartners Rehabilitation Hospital, LLLP
MH Angel Medical Center, LLLP
MH Blue Ridge Medical Center, LLLP
MH Eckerd Living Center, LLLP
MH Highlands-Cashiers Medical Center, LLLP

MH McDowell Imaging, LLLP
MH Mission Hospital McDowell, LLLP
MH Mission Hospital, LLLP
MH Mission Imaging, LLLP
MH Transylvania Imaging, LLLP
MH Transylvania Regional Hospital, LLLP

MH Mission Hospital, LLLP	WNC Stone Center, LLC

Midwest Division - OPRMC, LLC	Forward Pathology Solutions Wichita, LLC
Heartland Women’s Group at Wesley, LLC
Neurology Associates of Kansas, LLC
OPRMC-HBP, LLC
Wesley Physician Services, LLC
Wesley Physicians - Medical Specialties LLC
Wesley Urgent Care, LLC
Wichita CareNow Urgent Care, LLC

Midwest Division - RBH, LLC	Bone & Joint Specialists Physician Group, LLC

Midwest Division - RMC, LLC	RMC Transplant Physicians, LLC

Midwest Holdings, Inc.	Health Midwest Ventures Group, Inc.
Medical Center Imaging, Inc.
Midwest Division - ACH, LLC
Midwest Division - LRHC, LLC
Mill Creek Outpatient Services, LLC

Montgomery Regional Hospital, Inc.	Blacksburg Imaging, LLC
Montgomery Cancer Center, LLC

Mountain View Hospital, Inc.	MVH Professional Services, LLC
Timpanogos Regional Medical Services, Inc.

National Patient Account Services, Inc.	NPAS Solutions, LLC
NPAS, Inc.

New Iberia Healthcare, LLC	HTI MOB, LLC

New Rose Holding Company, Inc.	HCA-HealthONE LLC

North Florida Regional Medical Center, Inc.	HCA Imaging Services of North Florida, Inc.
Medical Partners of North Florida, LLC

North Houston - TRMC, LLC	HCA-Solis Holdings, Inc.
Solis Mammography at Houston Tomball, LLC

North Texas - MCA, LLC	Solis Mammography at Medical Center Alliance, LLC

Northern Utah Healthcare Corporation	Alta Internal Medicine, LLC
St. Mark’s Investments, Inc.

Notami Hospitals of Louisiana, Inc.	EPIC Properties, Inc.
Lakeview Medical Center, LLC

Notami Hospitals, LLC	CFC Investments, Inc.

Columbia Good Samaritan Health System Limited Partnership
EPIC Properties, Inc.
Good Samaritan Hospital, LLC
Healdsburg General Hospital, Inc.
Mission Bay Memorial Hospital, Inc.
Samaritan, LLC
San Jose Medical Center, LLC
SJMC, LLC
South Valley Hospital, L.P.
West Lost Angeles Physicians’ Hospital, Inc.

Oklahoma Holding Company, LLC	Edmond General Surgery, LLC
Edmond Hospitalists, LLC
Healthcare Oklahoma, Inc.
Medi Flight of Oklahoma, LLC
Oklahoma Physicians - Medical Specialties LLC
Oklahoma Physicians - Obstetrics and Gynecology LLC
Oklahoma Physicians - Primary Care LLC
Oklahoma Physicians - Surgical Specialties LLC

Outpatient Services Holdings, Inc.	Eastern Idaho Brachytherapy Equipment Manager, LLC
HCA Outpatient Imaging Services Group, Inc.
HCA Research Institute, LLC
Healthcare Sales National Management Services Group, LLC
MidAmerica Oncology, LLC
Midtown Diagnostics, LLC
National Contact Center Management Group, LLC
National Transfer Center Management Services, LLC
North Hills Catheterization Lab, LLC
Ogden Tomotherapy Manager, LLC
Red Rock Holdco, LLC
Riverside CyberKnife Manager, LLC

Parallon Business Solutions, LLC	Central Shared Services, LLC
HealthTrust Workforce Solutions, LLC
HSS Systems, LLC
National Patient Account Services, Inc.
PTS Solutions, LLC
U.S. Collections, Inc.

Parallon Holdings, LLC	Parallon Business Solutions, LLC
Parallon Enterprises, LLC

Parallon Revenue Cycle Services, Inc.	MediCredit, Inc.

Pasadena Bayshore Hospital, Inc.	Bayshore Partner, LLC
CHCA Bayshore, L.P.

Pearland Partner, LLC	CHCA Pearland, L.P.

Primary Health, Inc.	Primary Health Asset Holdings, Ltd.

Redmond Park Hospital, LLC	Surgicare of Rome, Inc.

Regional Health System of Acadiana, LLC, The	RMCA Professionals Mgmt, LLC
Women’s & Children’s Pulmonology Clinic, LLC
Women’s and Children’s Professional Management, LLC

Reston Hospital Center, LLC	Ashburn Imaging, LLC
Generations Family Practice, Inc.
MRI of Reston Limited Partnership
Pavilion 2 Condominium Property, LLC
Reston Hospitalists, LLC

Retreat Hospital, LLC	Surgicare of Hanover, Inc.

Rio Grande Regional Hospital, Inc.	Columbia Rio Grande Healthcare, L.P.
Rio Grande Healthcare MSO, Inc.
Rio Grande NP, Inc.

Riverside Healthcare System, L.P.	Surgicare of Riverside, LLC

Riverside Hospital, Inc.	Bay Area Healthcare Group, Ltd.

Samaritan, LLC	Good Samaritan Hospital, L.P.

San Jose Medical Center, LLC	San Jose Hospital, L.P.

San Jose, LLC	San Jose Healthcare System, LP
San Jose Pathology Outreach, LLC

Sarasota Doctors Hospital, Inc.	Columbia Midtown Joint Venture

Savannah Health Services, LLC	4600 Waters Avenue Professional Building Condominium Association, Inc.
Georgia Eye Surgicenter, LLC
Provident Professional Building Condominium Association, Inc.
Savannah Center for Medical Education and Research, LLC
Wilmington Island Partners, LLC

SCRI Holdings, LLC	GenoSpace, LLC
Sarah Cannon Development Innovations, LLC
Sarah Cannon Research Institute, LLC
SCRI Global Services Limited
SCRI Scientifics, LLC
Summit Research Solutions, LLC

SJMC, LLC	San Jose Hospital, L.P.

Spotsylvania Medical Center, Inc.	Spotsylvania Condominium Property, LLC

SSHR Holdco, LLC	COSCORP, LLC
HCA Human Resources, LLC
Parallon Holdings, LLC

Surgicare of Brandon, Inc.	Bay Area Surgicenter, LLC

Surgicare of Florida, Inc.	Belleair Surgery Center, Ltd.

Surgicare of Houston Women’s, Inc.	Outpatient Women’s and Children’s Surgery Center, Ltd.

Surgicare of Manatee, Inc.	Manatee Surgicare, Ltd.

Surgicare of Newport Richey, Inc.	New Port Richey Surgery Center, Ltd.

Surgicare of Palms West, LLC	Palms West Surgery Center, Ltd.

Terre Haute Hospital GP, Inc.	Terre Haute Regional Hospital, L.P.

Terre Haute Hospital Holdings, Inc.	Terre Haute Regional Hospital, L.P.

Terre Haute Regional Hospital, L.P.	Hospitalists of the Wabash Valley, LLC
Terre Haute MOB, L.P.
Terre Haute Obstetrics and Gynecology, LLC

Timpanogos Regional Medical Services, Inc.	MountainStar Intensivist Services, LLC
Timpanogos Pain Specialists, LLC

Trident Medical Center, LLC	Trident Behavioral Health Services, LLC
Trident Neonatology Services, LLC

U.S. Collections, Inc.	Parallon Revenue Cycle Services, Inc.

Utah Medco, LLC	Brigham City Community Hospital, Inc.
Brigham City Health Plan, Inc.
Columbia Ogden Medical Center, Inc.
Healthtrust Utah Management Services, Inc.
Hospital Corporation of Utah
HTI Physician Services of Utah, Inc.
Layton Family Practice, LLC
Mountain View Hospital, Inc.
MP Management, LLC
ODP Manager, LLC
Ogden Regional Health Plan, Inc.
Park View Insurance Company
WCP Properties, LLC
West Jordan Hospital Corporation

VH Holdco, Inc.	VH Holdings, Inc.

VH Holdings, Inc.	Center for Advanced Imaging, LLC
EMMC, LLC
FHAL, LLC
Galen GOK, LLC
Galen KY, LLC
Galen MCS, LLC
Galen MRMC, LLC
Galen NMC, LLC
Galen NSH, LLC
Galen SOM, LLC
Galen SSH, LLC

HHNC, LLC
HPI Hospital Systems Management, Inc.
Notami, LLC
POH Holdings, LLC
Preferred Works WC, LLC
RCH, LLC
San Jose, LLC
Springview KY, LLC
Value Health Holdings, Inc.
Value Health Management, Inc.
WJHC, LLC

Virginia Psychiatric Company, Inc.	Columbia Arlington Healthcare System, L.L.C.

Vision Holdings, LLC	Vision Consulting Group LLC

Walterboro Community Hospital, Inc.	Colleton Medical Anesthesia, LLC
Colleton Medical Hospitalists, LLC

Weatherford Health Services, LLC	HCA-Solis Holdings, Inc.
Weatherford Mammography JV, LLC

Wesley Medical Center, LLC	Care for Women, LLC
Centerpoint Medical Specialists, LLC
College Park Ancillary, LLC
College Park Radiology, LLC
Emergency Physicians at Wesley Medical Center, LLC
Family Health Medical Group of Overland Park, LLC
Galichia Anesthesia Services, LLC
HCA Wesley Rehabilitation Hospital, Inc.
Health Partners of Kansas, Inc.
Hospitalists as Wesley Medical Center, LLC
IRL Pathology Services MidAmerica, LLC
Johnson County Neurology, LLC
Kansas CareNow Urgent Care, LLC
Kansas City Cardiac Arrhythmia Research LLC
Kansas City Gastroenterology & Hepatology Physicians Group, LLC
Kansas City Vascular & General Surgery Group, LLC
Kansas City Women’s Clinic Group, LLC
Kansas Pulmonary and Sleep Specialists, LLC
Kansas Trauma and Critical Care Specialists, LLC
Menorah Medical Group, LLC
Menorah Urgent Care, LLC
Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC
Midwest Division Spine Care, LLC

Midwest Heart & Vascular Specialists, LLC
Midwest Oncology Associates, LLC
Overland Park Cardiovascular, Inc.
Overland Park Medical Specialists, LLC
Overland Park Orthopedics, LLC
Overland Park Surgical Specialties, LLC
Pediatric Specialty Clinic LLC
Quivira Internal Medicine, Inc.
Research Neurology Associates, LLC
Research Neuroscience Institute, LLC
Statland Medical Group, LLC
The Medical Group of Kansas City, LLC
Town Plaza Family Practice, LLC
Wesley Physicians - Anesthesiologist, LLC
Wesley Physicians - Cardiovascular, LLC
Wesley Physicians - Obstetrics and Gynecology LLC
Wesley Physicians - Primary Care LLC
Wesley Select Network, LLC

West Florida - PPH, LLC	SSJ St. Petersburg Holdings, Inc.

West Valley Medical Center, Inc.	Saint Alphonsus Caldwell Cancer Treatment Center, L.L.C.

Western Plains Capital, Inc.	C/HCA Capital, Inc.

WHMC, Inc.	CHCA West Houston, L.P.
West Houston, LLC

Woman’s Hospital of Texas, Incorporated	CHCA Woman’s Hospital, L.P
Houston Woman’s Hospital Partner, LLC
Woman’s Hospital Merger, LLC

The subsidiary guarantees discussed above are also secured by first-priority liens on substantially all indebtedness owing to HCA Inc. or to the subsidiary guarantors, including any and all intercompany indebtedness owed by HCA Healthcare, Inc. or any subsidiary thereof to HCA Inc., or any subsidiary guarantor.

Pursuant to the typical and customary cash management system established by HCA Healthcare, Inc., the affiliates of HCA Healthcare, Inc. listed below have entered into revolving promissory notes with Western Plains Capital, Inc., a subsidiary guarantor. The notes are pledged as collateral for the secured notes to the extent described above. Due to the revolving nature of the intercompany debt, the balance due from one party to another fluctuates based on cash activity from daily operations.

* Subsidiary guarantor.

AC Med, LLC
Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.
Acadiana Regional Pharmacy, Inc.
ACH, Inc.
Advanced Bundle Convener, LLC
All About Staffing, Inc.
Alleghany Primary Care, Inc.
Alliance Surgicare, LLC
Alternaco, LLC
Ambulatory Services Management Corporation of Chesterfield County, Inc.
*American Medicorp Development Co.
AOGN, LLC
AOSC Sports Medicine, Inc.
AR Holding 1, LLC
AR Holding 2, LLC
AR Holding 4, LLC
AR Holding 5, LLC
AR Holding 6, LLC
AR Holding 7, LLC
AR Holding 8, LLC
AR Holding 9, LLC
AR Holding 10, LLC
AR Holding 11, LLC
AR Holding 12, LLC
AR Holding 13, LLC
AR Holding 14, LLC
AR Holding 15, LLC
AR Holding 16, LLC
AR Holding 17, LLC
AR Holding 18, LLC
AR Holding 19, LLC
AR Holding 20, LLC
AR Holding 21, LLC
AR Holding 22, LLC
AR Holding 23, LLC
AR Holding 24, LLC
AR Holding 25, LLC
AR Holding 26, LLC
AR Holding 27, LLC
AR Holding 28, LLC
AR Holding 29, LLC
AR Holding 30, LLC
AR Holding 31, LLC
Arlington Diagnostic South, Inc.
Arlington Surgery Center, L.P.

Arlington Surgicare, LLC
ASD Shared Services, LLC
Ashburn ASC, LLC
Ashburn Imaging, LLC
Athens Community Hospital, Inc.
Atlanta Healthcare Management, L.P.
Atlanta Market GP, Inc.
Atlanta Outpatient Surgery Center, Inc.
Atlantis Surgicare, LLC
Atrium Surgery Center, L.P.
Atrium Surgicare, LLC
Augusta Management Services, LLC
Austin Medical Center, Inc.
Aventura Cancer Center Manager, LLC
Aventura Comprehensive Cancer Research Group of Florida, Inc.
Bailey Square Outpatient Surgical Center, Inc.
Basic American Medical, Inc.
Bay Area Healthcare Group, Ltd.
Bay Area Surgicare Center, Inc.
*Bay Hospital, Inc.
Bayshore Partner, LLC
Bedford-Northeast Community Hospital, Inc.
Bellaire Imaging, Inc.
Big Cypress Medical Center, Inc.
Bonita Bay Surgery Center, Inc.
Boynton Beach EFL Imaging Center, LLC
Bradenton Outpatient Services, LLC
Brandon Imaging Manager, LLC
Brandon Regional Cancer Center, LLC
*Brigham City Community Hospital, Inc.
Brigham City Health Plan, Inc.
*Brookwood Medical Center of Gulfport, Inc.
Broward Healthcare System, Inc.
Brownsville-Valley Regional Medical Center, Inc.
C/HCA Capital, Inc.
C/HCA Development, Inc.
C/HCA, Inc.
Calloway Creek Surgicare, LLC
Cancer Centers of North Florida, LLC
Cancer Services of Aventura, LLC
*Capital Division, Inc.
Capital Network Services, Inc.
CareOne Home Health Services, Inc.

CareOne Home Health Services, Inc.
*CarePartners HHA Holdings, LLLP
*CarePartners HHA, LLLP
*CarePartners Rehabilitation Hospital, LLLP
Carolina Regional Surgery Center, Inc.
Cartersville Medical Center, LLC
Cartersville Occupational Medicine Center, LLC
CCH-GP, Inc.
Centennial CyberKnife Manager, LLC
Center for Advanced Imaging, LLC
*Centerpoint Medical Center of Independence, LLC
Central Florida Cardiology Interpretations, LLC
Central Florida Imaging Services, LLC
*Central Florida Regional Hospital, Inc.
Central Health Holding Company, Inc.
*Central Shared Services, LLC
*Central Tennessee Hospital Corporation
CFC Investments, Inc.
CH Systems
Chatsworth Hospital Corp.
Chattanooga Healthcare Network Partner, Inc.
CHC Finance Co.
CHC Holdings, Inc.
CHC Payroll Agent, Inc.
CHC Payroll Company
CHC Realty Company
CHC Venture Co.
*CHCA Bayshore, L.P.
CHCA Clear Lake, L.P.
*CHCA Conroe, L.P.
*CHCA Mainland, L.P.
*CHCA Pearland, L.P.
*CHCA West Houston, L.P.
*CHCA Woman’s Hospital, L.P.
CHC-El Paso Corp.
CHCK, Inc.
CHC-Miami Corp.
Chicago Grant Hospital, Inc.
Chino Community Hospital Corporation, Inc.
*Chippenham & Johnston-Willis Hospitals, Inc.
Chippenham Ambulatory Surgery Center, LLC
Chugach PT, Inc.
*Citrus Memorial Hospital, Inc.
*Citrus Memorial Property Management, Inc.

CLASC Manager, LLC
Clear Lake Cardiac Catheterization Center, L.P.
Clear Lake Cardiac GP, LLC
Clear Lake Merger, LLC
Clear Lake Regional Medical Center, Inc.
Clear Lake Regional Partner, LLC
*Clinical Education Shared Services, LLC
ClinicServ, LLC
Clinishare, Inc.
Coastal Bend Hospital, Inc.
Coastal Carolina Home Care, Inc.
Coastal Healthcare Services, Inc.
Coastal Imaging Center of Gulfport, Inc.
Coliseum Health Group, Inc.
Coliseum Park Hospital, Inc.
College Park Endoscopy Center, LLC
Colleton Ambulatory Care, LLC
Colleton Diagnostic Center, LLC
Collier County Home Health Agency, Inc.
*Colorado Health Systems, Inc.
Columbia Ambulatory Surgery Division, Inc.
*Columbia ASC Management, L.P.
Columbia Bay Area Realty, Ltd.
Columbia Behavioral Healthcare of South Florida, Inc.
Columbia Behavioral Healthcare, Inc.
Columbia Call Center, Inc.
Columbia Central Florida Division, Inc.
Columbia Central Group, Inc.
Columbia Champions Treatment Center, Inc.
Columbia Chicago Division, Inc.
Columbia Coliseum Same Day Surgery Center, Inc.
Columbia Development of Florida, Inc.
Columbia Doctors Hospital of Tulsa, Inc.
*Columbia Florida Group, Inc.
Columbia GP of Mesquite, Inc.
Columbia Greater Houston Division Healthcare Network, Inc.
Columbia Health System of Arkansas, Inc.
*Columbia Healthcare System of Louisiana, Inc.
Columbia Hospital at Medical City Dallas Subsidiary, L.P.
Columbia Hospital Corporation at the Medical Center
Columbia Hospital Corporation of Arlington
Columbia Hospital Corporation of Bay Area
Columbia Hospital Corporation of Central Miami
Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Corporation of Fort Worth
Columbia Hospital Corporation of Houston
Columbia Hospital Corporation of Kendall
Columbia Hospital Corporation of Massachusetts, Inc.
Columbia Hospital Corporation of Miami
Columbia Hospital Corporation of Miami Beach
Columbia Hospital Corporation of North Miami Beach
Columbia Hospital Corporation of South Broward
Columbia Hospital Corporation of South Dade
Columbia Hospital Corporation of South Florida
Columbia Hospital Corporation of South Miami
Columbia Hospital Corporation of Tamarac
Columbia Hospital Corporation of West Houston
Columbia Hospital Corporation-Delaware
Columbia Hospital Corporation-SMM
Columbia Hospital-El Paso, Ltd.
Columbia Integrated Health Systems, Inc.
*Columbia LaGrange Hospital, LLC
Columbia Lake Worth Surgical Center Limited Partnership
Columbia Medical Arts Hospital Subsidiary, L.P.
Columbia Medical Center at Lancaster Subsidiary, L.P.
Columbia Medical Center Dallas Southwest Subsidiary, L.P.
*Columbia Medical Center of Arlington Subsidiary, L.P.
*Columbia Medical Center of Denton Subsidiary, L.P.
*Columbia Medical Center of Las Colinas, Inc.
*Columbia Medical Center of Lewisville Subsidiary, L.P.
*Columbia Medical Center of McKinney Subsidiary, L.P.
*Columbia Medical Center of Plano Subsidiary, L.P.
*Columbia North Hills Hospital Subsidiary, L.P.
Columbia North Texas Healthcare System, L.P.
Columbia North Texas Subsidiary GP, LLC
Columbia North Texas Surgery Center Subsidiary, L.P.
Columbia Northwest Medical Center, Inc.
*Columbia Ogden Medical Center, Inc.
Columbia Oklahoma Division, Inc.
Columbia Palm Beach GP, LLC
Columbia Park Healthcare System, Inc.
Columbia Park Medical Center, Inc.
*Columbia Parkersburg Healthcare System, LLC
*Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
Columbia Psychiatric Management Co.
Columbia Resource Network, Inc.
*Columbia Rio Grande Healthcare, L.P.
*Columbia Riverside, Inc.

Columbia South Texas Division, Inc.
Columbia Specialty Hospital of Dallas Subsidiary, L.P.
Columbia Specialty Hospitals, Inc.
Columbia Surgery Group, Inc.
Columbia Tampa Bay Division, Inc.
*Columbia Valley Healthcare System, L.P.
Columbia West Bank Hospital, Inc.
*Columbia/Alleghany Regional Hospital, Incorporated
Columbia/HCA Healthcare Corporation of Central Texas
Columbia/HCA Healthcare Corporation of Northern Ohio
Columbia/HCA Healthcare Corporation of South Carolina
Columbia/HCA Heartcare of Corpus Christi, Inc.
Columbia/HCA International Group, Inc.
*Columbia/HCA John Randolph, Inc.
Columbia/HCA of Baton Rouge, Inc.
Columbia/HCA of Houston, Inc.
Columbia/HCA of New Orleans, Inc.
Columbia/HCA of North Texas, Inc.
Columbia/HCA San Clemente, Inc.
Columbia-Georgia PT, Inc.
Columbia-Osceola Imaging Center, Inc.
Columbia-Quantum, Inc.
Columbia-SDH Holdings, Inc.
*Columbine Psychiatric Center, Inc.
Columbus Cath Lab, Inc.
Columbus Cath Lab, LLC
Columbus Doctors Hospital, Inc.
Concept EFL Imaging Center, LLC
Concept West EFL Imaging Center, LLC
*Conroe Hospital Corporation
Conroe Partner, LLC
Continental Division I, Inc.
CoralStone Management, Inc.
Corpus Christi Surgery Center, L.P.
Corpus Surgicare, Inc.
COSCORP, LLC
CPS TN Processor 1, Inc.
Crewe Outpatient Imaging, LLC
CRMC-M, LLC
Cumberland Medical Center, Inc.
CVMC Property, LLC
Daleville Imaging Manager, LLC
Daleville Imaging, L.P.
Davie Medical Center, LLC

Daytona Medical Center, Inc.
Deep Purple Investments, LLC
Delray EFL Imaging Center, LLC
Denver Surgicenter, LLC
Derry ASC, Inc.
Diagnostic Breast Center, Inc.
Diagnostic Mammography Services, G.P.
Doctors Hospital (Conroe), Inc.
Doctors Hospital Columbus GA-Joint Venture
Doctors Hospital of Augusta, LLC
Doctors Osteopathic Medical Center, Inc.
Doctors Same Day Surgery Center, Inc.
Doctors-I, Inc.
Doctors-II, Inc.
Doctors-III, Inc.
Doctors-IV, Inc.
Doctors-V, Inc.
Doctors-VIII, Inc.
DOMC Property, LLC
*Dublin Community Hospital, LLC
Dura Medical, Inc.
E.P. Physical Therapy Centers, Inc.
East Florida Division, Inc.
East Florida Imaging Holdings, LLC
East Pointe Hospital, Inc.
Eastern Idaho Brachytherapy Equipment Manager, LLC
Eastern Idaho Care Partners ACO, LLC
*Eastern Idaho Health Services, Inc.
Edmond Physician Hospital Organization, Inc.
*Edward White Hospital, Inc.
EHCA, LLC
EHCA Eastside Occupational Medicine Center, LLC
El Paso Healthcare System, Ltd.
El Paso Nurses Unlimited, Inc.
*El Paso Surgicenter, Inc.
Emergency Providers Group LLC
EMMC, LLC
*Encino Hospital Corporation, Inc.
Endoscopy Surgicare of Plano, LLC
Englewood Community Hospital, Inc.
*EP Health, LLC
EP Holdco, LLC
EPIC Development, Inc.
EPIC Diagnostic Centers, Inc.
EPIC Healthcare Management Company

EPIC Properties, Inc.
EPIC Surgery Centers, Inc.
*Fairview Park GP, LLC
*Fairview Park, Limited Partnership
Fairview Partner, LLC
Far West Division, Inc.
Fawcett Memorial Hospital, Inc.
FHAL, LLC
Florida Home Health Services-Private Care, Inc.
Flower Mound Surgery Center, Ltd.
*FMH Health Services, LLC
Forest Park Surgery Pavilion, Inc.
Fort Bend Hospital, Inc.
Fort Myers Market, Inc.
Fort Walton Beach Medical Center, Inc.
Fort Worth Investments, Inc.
*Frankfort Hospital, Inc.
Frankfort Wound Care, LLC
Frisco Surgicare, LLC
Frisco Warren Parkway 91, Inc.
Ft. Pierce Surgicare, LLC
Galen (Kansas) Merger, LLC
Galen BH, Inc.
Galen Center for Professional Development, Inc.
Galen Diagnostic Multicenter, Ltd.
Galen Global Finance, Inc.
Galen GOK, LLC
Galen Health Institutes, Inc.
Galen Holdco, LLC
Galen Hospital Alaska, Inc.
Galen Hospital of Baytown, Inc.
Galen Hospital-Pembroke Pines, Inc.
Galen International Holdings, Inc.
Galen KY, LLC
Galen MCS, LLC
Galen Medical Corporation
Galen MRMC, LLC
Galen NMC, LLC
Galen NSH, LLC
Galen of Aurora, Inc.
Galen of Florida, Inc.
Galen of Illinois, Inc.
Galen of Kentucky, Inc.
Galen of Mississippi, Inc.

Galen of Virginia, Inc.
Galen of West Virginia, Inc.
*Galen Property, LLC
Galen SOM, LLC
Galen SSH, LLC
Galen Virginia Hospital Corporation
Galencare, Inc.
Galendeco, Inc.
Galen-Soch, Inc.
GalTex, LLC
Gardens EFL Imaging Center, LLC
General Hospitals of Galen, Inc.
*GenoSpace, LLC
Georgia Health Holdings, Inc.
Georgia Psychiatric Company, Inc.
Georgia, L.P.
GHC-Galen Health Care, LLC
*Good Samaritan Hospital, L.P.
Good Samaritan Hospital, LLC
Good Samaritan Surgery Center, L.P.
*GPCH-GP, Inc.
*Grand Strand Regional Medical Center, LLC
Greater Houston Preferred Provider Option, Inc.
*Green Oaks Hospital Subsidiary, L.P.
*Greenview Hospital, Inc.
Gulf Coast Division, Inc.
Gulf Coast Medical Ventures, Inc.
Gulf Coast Physician Administrators, Inc.
Gwinnett Community Hospital, Inc.
Hamilton Memorial Hospital, Inc.
HCA - Information Technology & Services, Inc.
*HCA - IT&S Field Operations, Inc.
*HCA - IT&S Inventory Management, Inc.
HCA - IT&S PBS Field Operations, Inc.
HCA - IT&S TN Field Operations, Inc.
HCA - Raleigh Community Hospital, Inc.
*HCA American Finance LLC
HCA ASD Financial Operations, LLC
HCA ASD Sales Services, LLC
*HCA Central Group, Inc.
HCA Chattanooga Market, Inc.
HCA Development Company, Inc.
*HCA Eastern Group, Inc.
HCA Endocrine Investor, LLC

HCA Health Services of California, Inc.
*HCA Health Services of Florida, Inc.
HCA Health Services of Georgia, Inc.
*HCA Health Services of Louisiana, Inc.
HCA Health Services of Miami, Inc.
HCA Health Services of Midwest, Inc.
HCA Health Services of New Hampshire, Inc.
*HCA Health Services of Tennessee, Inc.
HCA Health Services of Texas, Inc.
*HCA Health Services of Virginia, Inc.
HCA Health Services of West Virginia, Inc.
HCA Healthcare Mission Fund, LLC
HCA Healthcare, Inc.
HCA Holdco, LLC
HCA Human Resources, LLC
HCA Imaging Services of North Florida, Inc.
HCA Inc.
HCA Long Term Health Services of Miami, Inc.
*HCA Management Services, L.P.
HCA Midwest Comprehensive Care, Inc.
HCA North Texas GME PLLC
HCA Outpatient Imaging Services Group, Inc.
*HCA Pearland GP, Inc.
HCA Physician Services, Inc.
HCA Plano Imaging, Inc.
HCA Property GP, LLC
HCA Psychiatric Company
*HCA Realty, Inc.
HCA Squared, LLC
HCA Switzerland Holding GmbH
HCA Western Group, Inc.
*HCA-HealthONE LLC
HCA-Solis Holdings, Inc.
HCA-Solis Master, LLC
HCA-Urgent Care Holdings, LLC
HCOL, Inc.
*HD&S Corp. Successor, Inc.
Healdsburg General Hospital, Inc.
Health Care Indemnity, Inc.
Health Insight Capital, LLC
*Health Midwest Office Facilities Corporation
*Health Midwest Ventures Group, Inc.
Health Service Partners, Inc.
Health Services (Delaware), Inc.

Health Services Merger, Inc.
Health to You, LLC
Healthcare Sales National Management Services Group, LLC
Healthcare Technology Assessment Corporation
Healthco, LLC
Healthnet of Kentucky, LLC
HealthONE Aurora Investment, LLC
HealthONE Clear Creek, LLC
HealthONE High Street Primary Care Center, LLC
HealthOne Lincoln Investment, LLC
HealthONE Lowry, LLC
HealthONE of Denver, Inc.
HealthONE Radiation Therapy at Red Rocks, LLC
HealthONE Radiation Therapy at Thornton, LLC
HealthONE Surgicare of Ridge View, LLC
HealthONE Urologic, LLC
HealthOne Westside Investment, LLC
Healthserv Acquisition, LLC
HealthTrust Locums, Inc.
Healthtrust MOB Tennessee, LLC
Healthtrust Utah Management Services, Inc.
*HealthTrust Workforce Solutions, LLC
Healthtrust, Inc. - The Hospital Company
Healthtrust, Inc. - The Hospital Company
Healthy State, Inc.
Heart of America Surgicenter, LLC
Hearthstone Home Health, Inc.
Heathrow Imaging, LLC
*Hendersonville Hospital Corporation
Henrico Doctors Hospital - Forest Campus Property, LLC
Heritage Hospital, Inc.

HHNC, LLC

hInsight-BMA Holdings, LLC

hInsight-Customer Care Holdings, LLC

hInsight-Digital Reasoning Holdings, LLC

hInsight-Healthbox Holdings, LLC

hInsight-I2 Holdings, LLC

hInsight-InVivoLink Holdings, LLC

hInsight-Loyale Healthcare Holdings, LLC

hInsight-LS Holdings, LLC

*hInsight-Mobile Heartbeat Holdings, LLC hInsight-NX, LLC hInsight-OTM Holdings, LLC hInsight-Procured Holdings, LLC

hInsight-PWS I Holdings, LLC
hInsight-VAI Holdings, LLC
HM Acquisition, LLC
Homecare North, Inc.
Hometrust Management Services, Inc.
Hospital Corp., LLC
Hospital Corporation of America
Hospital Corporation of Lake Worth
*Hospital Corporation of Tennessee
*Hospital Corporation of Utah
*Hospital Development Properties, Inc.
Hospital Partners Merger, LLC
Hospital Realty Corporation
*Houston - PPH, LLC
Houston Healthcare Holdings, Inc.
Houston Northwest Surgical Partners, Inc.
*Houston NW Manager, LLC
Houston Woman’s Hospital Partner, LLC
*HPG Enterprises, LLC
HPG Solutions, LLC
*HSS Holdco, LLC
*HSS Systems, LLC
*HSS Virginia, L.P.
HTI Gulf Coast, Inc.
HTI Health Services of North Carolina, Inc.
HTI Hospital Holdings, Inc.
*HTI Memorial Hospital Corporation
*HTI MOB, LLC
Illinois Psychiatric Hospital Company, Inc.
Imaging Services of Appomattox, LLC
Imaging Services of Jacksonville, LLC
Imaging Services of Louisiana Manager, LLC
Imaging Services of Louisiana, LLC
Imaging Services of Orlando, LLC
Imaging Services of West Boynton, LLC
IMX Holdings, LLC
Independence Surgicare, Inc.
Indian Path Hospital, Inc.
Indianapolis Hospital Partner, LLC
*Integrated Regional Lab, LLC
*Integrated Regional Laboratories, LLP
InVivoLink, Inc.
Isleworth Partners, Inc.
JDGC Management, LLC

*JFK Medical Center Limited Partnership
Johnson County Surgicenter, L.L.C.
Jupiter EFL Imaging Center, LLC
KC Surgicare, LLC
Kendall Healthcare Group, Ltd.
Kendall Regional Medical Center, LLC
Kingwood Surgery Center, LLC
*KPH-Consolidation, Inc.
L E Corporation
LAD Imaging, LLC
Lake City Imaging, LLC
*Lakeview Medical Center, LLC
Lakewood Surgicare, Inc.
Laredo Medco, LLC
*Largo Medical Center, Inc.
*Las Encinas Hospital
Las Vegas ASC, LLC
*Las Vegas Surgicare, Inc.
*Lawnwood Medical Center, Inc.
Lebanon Surgicenter, LLC
*Lewis-Gale Hospital, Incorporated
*Lewis-Gale Medical Center, LLC
*Lone Peak Hospital, Inc.
*Los Robles Regional Medical Center
Loudoun Surgery Center, LLC
Louisiana Psychiatric Company, Inc.
Low Country Health Services, Inc. of the Southeast
*Management Services Holdings, Inc.
Marietta Outpatient Medical Building, Inc.
*Marietta Surgical Center, Inc.
*Marion Community Hospital, Inc.
Martin, Fletcher & Associates, L.P.
Maury County Behavioral Health, LLC
Mayhill Cancer Center, LLC
*MCA Investment Company
Meadows DME, LLC
Med Corp., Inc.
Med-Center Hosp./Houston, Inc.
Medi Flight of Oklahoma, LLC
Medical Arts Hospital of Texarkana, Inc.
Medical Care America, LLC
Medical Care Financial Services Corp.
Medical Care Real Estate Finance, Inc.
Medical Care Surgery Center, Inc.

Medical Center - West, Inc.
Medical Center Imaging, Inc.
Medical Center of Baton Rouge, Inc.
Medical Center of Plano Partner, LLC
Medical Center of Port St. Lucie, Inc.
Medical Center of Santa Rosa, Inc.
*Medical Centers of Oklahoma, LLC
Medical City Dallas Hospital, Inc.
Medical City Dallas Partner, LLC
Medical Corporation of America
Medical Imaging, Inc.
*Medical Office Buildings of Kansas, LLC
Medical Specialties, Inc.
*MediCredit, Inc.
MediPurchase, Inc.
MediStone Healthcare Ventures, Inc.
MediVision of Mecklenburg County, Inc.
MediVision of Tampa, Inc.
MediVision, Inc.
Med-Point of New Hampshire, Inc.
*Memorial Healthcare Group, Inc.
Metroplex Surgicenters, Inc.
MGH Medical, Inc.
*MH Angel Medical Center, LLLP
MH Asheville Specialty Hospital, LLC
*MH Blue Ridge Medical Center, LLLP
MH Eckerd Living Center, LLLP
*MH Highlands-Cashiers Medical Center, LLLP
*MH Hospital Holdings, Inc.
*MH Hospital Manager, LLC
*MH Master Holdings, LLLP
*MH Master, LLC
MH McDowell Imaging, LLLP
*MH Mission Hospital McDowell, LLLP
*MH Mission Hospital, LLLP
*MH Mission Imaging, LLLP
MH Transylvania Imaging, LLLP
*MH Transylvania Regional Hospital, LLLP
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
Miami Beach EFL Imaging Center, LLC
Miami Beach Healthcare Group, Ltd.
MidAmerica Division, Inc.
MidAmerica Oncology, LLC

Mid-America Surgery Center, LLC
Mid-Cities Surgi-Center, Inc.
Mid-Continent Health Services, Inc.
Midtown Diagnostics, LLC
*Midwest Division - ACH, LLC
Midwest Division - LRHC, LLC
*Midwest Division - LSH, LLC
*Midwest Division - MCI, LLC
*Midwest Division - MMC, LLC
*Midwest Division - OPRMC, LLC
*Midwest Division - RBH, LLC
*Midwest Division - RMC, LLC
*Midwest Holdings, Inc.
Millenium Health Care of Oklahoma, Inc.
Mission Bay Memorial Hospital, Inc.
Missouri Healthcare System, L.P.
MMC Sleep Lab Management, LLC
Mobile Corps., Inc.
*Mobile Heartbeat, LLC
Montgomery Cancer Center, LLC
*Montgomery Regional Hospital, Inc.
MOSC Sports Medicine, Inc.
*Mountain Division - CVH, LLC
Mountain Division, Inc.
*Mountain View Hospital, Inc.
Mountain West Surgery Center, LLC
MOVCO, Inc.
MP Management, LLC
MRT&C, Inc.
Nashville Psychiatric Company, Inc.
*Nashville Shared Services General Partnership
Nashville Surgicenter, LLC
Natchez Surgery Center, LLC
National Contact Center Management Group, LLC
*National Patient Account Services, Inc.
Navarro Memorial Hospital, Inc.
Network Management Services, Inc.
Network MS of Florida, Inc.
Nevada Surgery Center of Southern Hills, L.P.
Nevada Surgicare of Southern Hills, LLC
*New Iberia Healthcare, LLC
New Iberia Holdings, Inc.
*New Port Richey Hospital, Inc.
*New Rose Holding Company, Inc.

Norman Clayman Endocrine Institute, LLC
North Augusta Imaging Management, LLC
North Augusta Imaging Services, LLC
North Augusta Rehab Health Center, LLC
North Brandon Imaging, LLC
North Central Florida Health System, Inc.
North Charleston Diagnostic Imaging Center, LLC
North Florida Cancer Center Lake City, LLC
North Florida Cancer Center Live Oak, LLC
North Florida Cancer Center Tallahassee, LLC
North Florida Division I, Inc.
North Florida GI Center GP, Inc.
North Florida Physician Services, Inc.
North Florida Regional Investments, Inc.
*North Florida Regional Medical Center, Inc.
North Hills Cardiac Catheterization Center, L.P.
North Hills Catheterization Lab, LLC
*North Houston - TRMC, LLC
North Miami Beach Surgical Center, LLC
North Tampa Imaging, LLC
*North Texas - MCA, LLC
North Texas Division, Inc.
North Texas General, L.P.
North Texas Medical Center, Inc.
North Transfer Center, LLC
Northeast Florida Cancer Services, LLC
*Northern Utah Healthcare Corporation
Northern Utah Imaging, LLC
*Northern Virginia Community Hospital, LLC
Northern Virginia Hospital Corporation
Northlake Surgicare, Inc.
Northwest Florida Healthcare Systems, Inc.
Northwest Medical Center, Inc.
Notami (Opelousas), Inc.
Notami Hospitals of Florida, Inc.
*Notami Hospitals of Louisiana, Inc.
Notami Hospitals of Missouri, Inc.
*Notami Hospitals, LLC
Notami, LLC
Notco, LLC
NPAS Solutions, LLC
NPAS, Inc.
NTGP, LLC

NTMC Management Company
NTMC Venture, Inc.
Nuclear Diagnosis, Inc.
Ocala Health Imaging Services, LLC
Ocala Regional Outpatient Services, Inc.
Ocala Stereotactic Radiosurgery Partner, LLC
Ocala Stereotactic Radiosurgery, LLC
Occupational and Family Medicine of South Texas
ODP Holdings, LLC
ODP Manager, LLC
ODP Properties, LLC
Ogden Imaging, LLC
Ogden Tomotherapy Manager, LLC
*Okaloosa Hospital, Inc.
*Okeechobee Hospital, Inc.
Oklahoma Surgicare, Inc.
Oncology Services of Corpus Christi Manager, LLC
Oncology Services of Corpus Christi, LLC
OneSourceMed, Inc.
Orange Park Medical Center, Inc.
Orlando Outpatient Surgical Center, Inc.
Orthopaedic Sports Specialty Associates, Inc.
Osceola Regional Hospital, Inc.
*Outpatient Cardiovascular Center of Central Florida, LLC
Outpatient Services - LAD, LLC
*Outpatient Services Holdings, Inc.
*Oviedo Medical Center, LLC
Ozarks Medical Services, Inc.
Pacific Partners Management Services, Inc.
Palm Beach EFL Imaging Center, LLC
Palm Beach Healthcare System, Inc.
*Palms West Hospital Limited Partnership
Paragon of Texas Health Properties, Inc.
Paragon Physicians Hospital Organization of South Texas, Inc.
Paragon SDS, Inc.
Paragon Surgery Centers of Texas, Inc.
Paragon WSC, Inc.
*Parallon Business Solutions, LLC
*Parallon Enterprises, LLC
*Parallon Health Information Solutions, LLC
*Parallon Holdings, LLC
*Parallon Payroll Solutions, LLC

*Parallon Physician Services, LLC
*Parallon Revenue Cycle Services, Inc.
Park View Insurance Company
Parkersburg SJ Holdings, Inc.
Parkridge Medical Center, Inc.
Parkside Surgery Center, Inc.
Parkway Cardiac Center, Ltd.
Parkway Hospital, Inc.
Parkway Surgery Services, Ltd.
Parthenon Insurance Company, Limited
*Pasadena Bayshore Hospital, Inc.
*PatientKeeper, Inc.
*Pearland Partner, LLC
Pediatric Surgicare, Inc.
Pinellas Medical, LLC
Pioneer Medical, LLC
Plains Healthcare System, Inc.
Plano Heart Institute, L.P.
Plano Heart Management, LLC
Plano Surgery Center - GP, LLC
*Plantation General Hospital, L.P.
PMM, Inc.
POH Holdings, LLC
*Poinciana Medical Center, Inc.
Preferred Works WC, LLC
Primary Health Asset Holdings, Ltd.
*Primary Health, Inc.
*PTS Solutions, LLC
*Pulaski Community Hospital, Inc.
*Putnam Community Medical Center of North Florida, LLC
Putnam Hospital, Inc.
Putnam Radiation Oncology Manager, LLC
Radiation Oncology Center of Thornton, LLC
Radiation Oncology Manager, LLC
RCH, LLC
Red Rock at Smoke Ranch, LLC
Red Rock Holdco, LLC
Redmond Park Health Services, Inc.
*Redmond Park Hospital, LLC
*Reston Hospital Center, LLC
*Retreat Hospital, LLC
Richmond Imaging Employer Corp.
Rio Grande Healthcare MSO, Inc.
*Rio Grande Regional Hospital, Inc.

Riverside CyberKnife Manager, LLC
*Riverside Healthcare System, L.P.
Riverside Holdings, Inc.
*Riverside Hospital, Inc.
Riverside Imaging, LLC
Roanoke Imaging, LLC
Rosewood Medical Center, Inc.
Round Rock Hospital, Inc.
Royal Oaks Surgery Center, L.P.
S.A. Medical Center, Inc.
Salt Lake City Surgicare, Inc.
*Samaritan, LLC
San Antonio Division, Inc.
San Antonio Regional Hospital, Inc.
San Bernardino Imaging, LLC
San Joaquin Surgical Center, Inc.
*San Jose Healthcare System, LP
*San Jose Hospital, L.P.
*San Jose Medical Center, LLC
San Jose Pathology Outreach, LLC
*San Jose, LLC
Sarah Cannon Development Innovations, LLC
*Sarah Cannon Research Institute, LLC
*Sarasota Doctors Hospital, Inc.
*Savannah Health Services, LLC
*SCRI Holdings, LLC
SCRI Scientifics, LLC
*Sebring Health Services, LLC
Selma Medical Center Hospital, Inc.
Silicon Valley Health Holdings, LLC
*SJMC, LLC
Sky Ridge Spine Manager, LLC
South Atlantic Division, Inc.
South Florida Division Practice, Inc.
South Texas Surgicare, Inc.
South Transfer Center, LLC
South Valley Hospital, L.P.
*Southeast Georgia Health Services, LLC
*Southern Hills Medical Center, LLC
*Southpoint, LLC
Southwest Florida Health System, Inc.
Southwest Florida Regional Medical Center, Inc.
*Spalding Rehabilitation L.L.C.

*Spotsylvania Medical Center, Inc.
Spotsylvania Regional Surgery Center, LLC
*Spring Branch Medical Center, Inc.
*Spring Hill Hospital, Inc.
Spring Hill Imaging, LLC
Springview KY, LLC
*SSHR Holdco, LLC
St. Mark’s Investments, Inc.
Stafford Imaging, LLC
Stiles Road Imaging LLC
Stones River Hospital, LLC
Suburban Medical Center at Hoffman Estates, Inc.
Sullins Surgical Center, Inc.
Summit General Partner, Inc.
Summit Research Solutions, LLC
Sun Bay Medical Office Building, Inc.
*Sun City Hospital, Inc.
Sun City Imaging, LLC
Sun Towers/Vista Hills Holding Co.
Sun-Med, LLC
Sunrise Hospital and Medical Center, LLC
*Sunrise Mountainview Hospital, Inc.
Sunrise Outpatient Services, Inc.
Surgical Center of Irving, Inc.
Surgical Facility of West Houston, L.P.
Surgicare America - Winter Park, Inc.
Surgicare Merger Company of Louisiana
Surgicare of Alpine, LLC
Surgicare of Altamonte Springs, Inc.
Surgicare of Anchorage, LLC
Surgicare of Arapahoe, LLC
Surgicare of Arlington, LLC
Surgicare of Ashburn, LLC
Surgicare of Augusta, Inc.
Surgicare of Aurora Endoscopy, LLC
Surgicare of Aventura, LLC
Surgicare of Bay Area Endoscopy, LLC
Surgicare of Bay Area, LLC
Surgicare of Bayonet Point, Inc.
Surgicare of Bayside, LLC
Surgicare of Bountiful, LLC
*Surgicare of Brandon, Inc.

Surgicare of Brentwood, LLC
Surgicare of Brooksville, LLC
Surgicare of Brownsville, LLC
Surgicare of Central Florida, Inc.
Surgicare of Central San Antonio, Inc.
Surgicare of Chattanooga, LLC
Surgicare of Chippenham, LLC
Surgicare of Citrus, LLC
Surgicare of Clarksville, LLC
Surgicare of Corpus Christi, LLC
Surgicare of Countryside, Inc.
Surgicare of Dallas Specialty, LLC
Surgicare of Denton, Inc.
Surgicare of Denver Mid-Town, Inc.
Surgicare of Denver, LLC
Surgicare of Evans, Inc.
Surgicare of Fairfax, Inc.
*Surgicare of Florida, Inc.
Surgicare of Flower Mound, Inc.
Surgicare of Focus Hand, LLC
Surgicare of Fort Worth Co-GP, LLC
Surgicare of Fort Worth, Inc.
Surgicare of Ft. Pierce, Inc.
Surgicare of Good Samaritan, LLC
Surgicare of Gramercy, Inc.
Surgicare of Greenview, Inc.
Surgicare of Hanover, Inc.
*Surgicare of Houston Women’s, Inc.
Surgicare of Houston, LLC
Surgicare of Indianapolis, Inc.
Surgicare of Kansas City, LLC
Surgicare of Kingwood, LLC
Surgicare of Kissimmee, Inc.
Surgicare of Lakeview, Inc.
Surgicare of Las Vegas, Inc.
Surgicare of Laurel Grove, LLC
Surgicare of Lorain County, Inc.
Surgicare of Los Gatos, Inc.
Surgicare of Los Robles, LLC
Surgicare of Madison, Inc.
*Surgicare of Manatee, Inc.
Surgicare of McKinney, Inc.
Surgicare of Medical City Dallas, LLC
Surgicare of Memorial Endoscopy, LLC

Surgicare of Merritt Island, Inc.
Surgicare of Miami Lakes, LLC
Surgicare of Mountain West, LLC
Surgicare of Mt. Ogden, LLC
Surgicare of Nashville, LLC
Surgicare of Natchez, LLC
*Surgicare of Newport Richey, Inc.
Surgicare of North San Antonio, Inc.
Surgicare of Northeast San Antonio, Inc.
Surgicare of Orange Park, Inc.
Surgicare of Orlando, Inc.
Surgicare of Overland Park, LLC
*Surgicare of Palms West, LLC
Surgicare of Park Ridge, LLC
Surgicare of Pasadena, Inc.
Surgicare of Pavilion, LLC
Surgicare of Physicians West El Paso, LLC
Surgicare of Pinellas, Inc.
Surgicare of Plano, Inc.
Surgicare of Plantation, Inc.
Surgicare of Port Charlotte, LLC
Surgicare of Port St. Lucie, Inc.
Surgicare of Portsmouth, LLC
Surgicare of Premier Orthopaedic, LLC
Surgicare of Reston, Inc.
Surgicare of Ridgeline, LLC
Surgicare of Riverwalk, LLC
Surgicare of Roanoke, LLC
Surgicare of Rome, Inc.
Surgicare of Rose, LLC
Surgicare of Round Rock, Inc.
Surgicare of Royal Oaks, LLC
Surgicare of Salem, LLC
Surgicare of Silicon Valley, LLC
Surgicare of Sky Ridge, LLC
Surgicare of South Austin, Inc.
Surgicare of Southeast Denver, Inc.
Surgicare of Southern Hills, Inc.
Surgicare of Southern Kentucky, LLC
Surgicare of Spotsylvania, LLC
Surgicare of St. Andrews, Inc.
Surgicare of StoneSprings, LLC
Surgicare of Stuart, Inc.

Surgicare of Sugar Land, Inc.
Surgicare of Swedish, LLC
Surgicare of Tallahassee, Inc.
Surgicare of Terre Haute, LLC
Surgicare of Thornton, LLC
Surgicare of Travis Center, Inc.
Surgicare of Tulsa, Inc.
Surgicare of Utah, LLC
Surgicare of Wasatch Front, LLC
Surgicare of West Hills, Inc.
Surgicare of Westlake, Inc.
Surgicare of Wichita, Inc.
Surgicare of Willis, LLC
Surgicare of Wilson County, LLC
Surgicare of Winchester, LLC
Surgicare Outpatient Center of Baton Rouge, Inc.
Surgicare Outpatient Center of Jackson, Inc.
Surgicenter of East Jefferson, Inc.
Surgico, LLC
SWMC, Inc.
Tallahassee Community Network, Inc.
*Tallahassee Medical Center, Inc.
Tampa Bay Health System, Inc.
Tampa Surgi-Centre, Inc. TBHI Outpatient Services, LLC *TCMC Madison-Portland, Inc.
Teays Valley Health Services, LLC
Tennessee Valley Outpatient Diagnostic Center, LLC
*Terre Haute Hospital GP, Inc.
*Terre Haute Hospital Holdings, Inc.
*Terre Haute MOB, L.P.
*Terre Haute Regional Hospital, L.P.
Texas HSS, LLC
Texas Psychiatric Company, Inc.
*The Regional Health System of Acadiana, LLC
The West Texas Division of Columbia, Inc.
*Timpanogos Regional Medical Services, Inc.
Total Imaging - Hudson, LLC
Total Imaging - North St. Petersburg, LLC
Total Imaging - Parsons, LLC
Tri Cities Health Services Corp.
Tri-County Community Hospital, Inc.
*Trident Medical Center, LLC
TriStar Health System, Inc.
Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC
University Hospital, Ltd.
Utah Imaging GP, LLC
*Utah Medco, LLC
Valify, Inc.
Value Health Holdings, Inc.
Value Health Management, Inc.
Venture Medical Management, LLC
*VH Holdco, Inc.
*VH Holdings, Inc.
Vidalia Health Services, LLC
Village Oaks Medical Center, Inc.
VIP, Inc.
Virginia Care Partners ACO LLC
Virginia Hematology & Oncology Associates, Inc.
*Virginia Psychiatric Company, Inc.
Virginia Quality Care Partners, LLC
*Vision Consulting Group LLC
*Vision Holdings, LLC
W & C Hospital, Inc.
*Walterboro Community Hospital, Inc.
Warren County Ambulance Service, LLC
*WCP Properties, LLC
*Weatherford Health Services, LLC
Wesley Cath Lab, LLC
Wesley Manager, LLC
*Wesley Medical Center, LLC
West Boynton Beach Open Imaging Center, LLC
West Creek Ambulatory Surgery Center, LLC
West Creek Medical Center, Inc.
*West Florida - MHT, LLC
*West Florida - PPH, LLC
West Florida Division, Inc.
West Florida HealthWorks, LLC
West Florida Imaging Services, LLC
West Florida PET Services, LLC
West Florida Professional Billing, LLC
*West Florida Regional Medical Center, Inc.
West Hills Hospital
West Houston ASC, Inc.
West Houston Outpatient Medical Facility, Inc.
West Houston Surgicare, Inc.
West Houston, LLC
West Jacksonville Medical Center, Inc.

West Jordan Hospital Corporation
West Los Angeles Physicians’ Hospital, Inc.
West McKinney Imaging Services, LLC
West Paces Services, Inc.
West Valley Imaging, LLC
*West Valley Medical Center, Inc.
Westbury Hospital, Inc.
Westminster Community Hospital
WHG Medical, LLC
*WHMC, Inc.
Wildwood Medical Center, Inc.
Wilson County Outpatient Surgery Center, L.P.
WJHC, LLC
Woman’s Hospital Merger, LLC
*Woman’s Hospital of Texas, Incorporated
Women’s & Children’s Pediatric Hematology/Oncology Center, LLC
Women’s & Children’s Pulmonology Clinic, LLC
Women’s Hospital Indianapolis GP, Inc.
Women’s Hospital Indianapolis, L.P.

The affiliates of HCA Healthcare, Inc. listed below have entered into term promissory notes with Western Plains Capital, Inc., a subsidiary guarantor. The notes are owed to Western Plains Capital, Inc. and pledged as collateral for the secured notes.

Ambulatory Surgery Center Group, Ltd.
Arapahoe Surgicenter, LLC
Atlanta Surgery Center, Ltd.
Bay Area Surgicenter, LLC
Bayonet Point Surgery Center, Ltd.
Bayside Ambulatory Center, LLC
Belleair Surgery Center, Ltd.
Brownsville Surgicenter, LLC
Calloway Creek Surgery Center, L.P.
Carolina Regional Surgery Center, Ltd.
Centennial Surgery Center, L.P.
Centrum Surgery Center, Ltd.
Chippenham Ambulatory Surgery Center, LLC
Clarksville Surgicenter, LLC
Clear Creek Surgery Center, LLC
Clear Lake Surgicare, Ltd.
Coliseum Same Day Surgery Center, L.P.
Columbia Surgicare of Augusta, Ltd.
Coral Springs Surgi-Center, Ltd.

Countryside Surgery Center, Ltd.
Denton Regional Ambulatory Surgery Center, L.P.
Denver Mid-Town Surgery Center, Ltd.
Denver Surgicenter, LLC
Doctors Hospital Surgery Center, L.P.
Doctors Same Day Surgery Center, Ltd.
El Paso Surgery Centers, L.P.
Fairfax Surgical Center, L.P.
Florida Outpatient Surgery Center, Ltd.
Gramercy Surgery Center, Ltd.
HealthONE Ridge View Endoscopy Center, LLC
Jacksonville Surgery Center, Ltd.
Johnson County Surgery Center, L.P.
KC Pain ASC, LLC
Kingwood Surgery Center, LLC
Las Vegas Surgicare, Ltd.
Lincoln Surgery Center, LLC
Manatee Surgicare, Ltd.
Marietta Outpatient Surgery, Ltd.
Med City Dallas Outpatient Surgery Center, L.P.
Medical Plaza Ambulatory Surgery Center Associates, L.P.
Miami Lakes Surgery Center, Ltd.
Mountain West Surgery Center, LLC
Mt. Ogden Utah Surgical Center, LLC
New Port Richey Surgery Center, Ltd.
North Hills Surgicare, L.P.
North Miami Beach Surgery Center Limited Partnership
North Palm Beach County Surgery Center, LLC
North Suburban Spine Center, L.P.
Northlake Surgical Center, L.P.
ODP Manager, LLC
Oklahoma Outpatient Surgery Limited Partnership
Orlando Surgicare, Ltd.
Outpatient Surgical Services, Ltd.
Outpatient Women’s and Children’s Surgery Center, Ltd.
Palms West Surgery Center, Ltd.
Park Central Surgical Center, Ltd.
Park Ridge Surgery Center, LLC
Physicians Ambulatory Surgery Center, LLC
Physicians West Surgicenter, LLC
Plano Ambulatory Surgery Associates, L.P.
Port St. Lucie Surgery Center, Ltd.

Portsmouth Regional Ambulatory Surgery Center, L.L.C.
Premier ASC, LLC
Putnam Radiation Oncology, LLC
Red Rocks Surgery Center, LLC
Reston Surgery Center, L.P.
Riverwalk ASC, LLC
Roanoke Surgery Center, L.P.
Rocky Mountain Surgery Center, LLC
Rose Ambulatory Surgery Center, L.P.
Sahara Outpatient Surgery Center, Ltd.
Sky Ridge Surgery Center, L.P.
Southern Kentucky Surgicenter, LLC
Specialty Surgicare of Las Vegas, LP
St. Mark’s Ambulatory Surgery Associates, L.P.
Sugar Land Surgery Center, Ltd.
Summit Surgery Center, L.P.
Surgery Center of Atlantis, LLC
Surgery Center of Aventura, Ltd.
Surgery Center of Independence, L.P.
Surgery Center of Overland Park, L.P.
Surgery Center of Rome, L.P.
Surgery Center of the Rockies, LLC
Surgicare of St. Andrews, Ltd.
Surgicare of Wichita, LLC
Tallahassee Orthopaedic Surgery Partners, Ltd.
Tarrant County Surgery Center, L.P.
University Healthcare System, L.C.
Utah Surgery Center, L.P.
West Hills Surgical Center, Ltd.